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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 1996



                                BIRD CORPORATION
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        MASSACHUSETTS                    0-828                   04-3082903
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(State or other jurisdiction        (Commission File            (IRS Employer
of incorporation)                       Number)              Identification No.)


1077 Pleasant Street, Norwood, MA                                  02062-6714
------------------------------------------                     -----------------
(Address of principal executive offices)                          (Zip Code)



      (Registrant's telephone number, including area code): (617) 551-0656


                                      NONE
       -------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

                 On March 14, 1996, Bird Corporation (the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Certainteed Corporation ("Certainteed") and BI Expansion Corp., a wholly-owned subsidiary of Certainteed ("BI Corp."), pursuant to which BI Corp. will be merged with and into the Registrant, and the Registrant will become a wholly-owned subsidiary of Certainteed (the "Merger").

                 Upon the effectiveness of the Merger, each share of the Registrant's outstanding Common Stock, par value $1 per share, will be converted into the right to receive an amount in cash equal to $7.50. The Registrant's outstanding 5% Cumulative Preferred Stock, par value $100 per share, will remain issued and outstanding upon the effectiveness of the Merger and will be called for redemption and retirement as soon as practicable thereafter at a price equal to $110, plus all accrued and unpaid dividends thereon as of the date of redemption and retirement. Each share of the Registrant's outstanding $1.85 Cumulative Convertible Preference Stock, par value $1 per share, will be converted into the right to receive $20 plus all accrued and unpaid dividends thereon as of the effective date of the Merger.

                 Completion of the Merger is subject to approval by the Registrant's shareholders and appropriate governmental authorities. The Merger is not subject to a financing contingency. The Registrant's Board of Directors has received a fairness opinion from its investment bankers regarding the Merger. The closing of the Merger is anticipated at the end of the second quarter, following distribution of proxy materials to the Registrant's shareholders and approval at a special meeting.

                 The foregoing description of the Merger Agreement and the Merger is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2 hereto and which is incorporated herein by reference.


 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 The following exhibits are filed with this Report:

Exhibit
-------
         2       Agreement and Plan of Merger dated March 14, 1996 by and
                 among Certainteed Corporation, BI Expansion Corp. and
                 Bird Corporation.

         99 Press release of Bird Corporation dated March 15, 1996 announcing the Merger.

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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BIRD CORPORATION
                                        (Registrant)


                                        By: /s/ Richard C. Maloof
                                            ------------------------------------
                                            Name: Richard C. Maloof
                                            President & COO


Date:  March 25, 1996
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                                 EXHIBIT INDEX


Exhibit No.                                Description
-----------                                -----------
          2      Agreement and Plan of Merger dated March 15, 1996 by and
                 among Certainteed Corporation, BI Expansion  Corp. and
                 Bird Corporation.

                 Pursuant to Item 601(b)(2) of Regulation S-K, the
                 Registrant has omitted the following schedules to the Merger Agreement and agrees to furnish supplementally a copy of such omitted schedules to the Commission upon request:

                 Schedule 2.01 - Foreign Jurisdictions

                 Schedule 2.02 - Capitalization

                 Schedule 2.03 - Subsidiaries

                 Schedule 2.05 - Conflicts, Consents, Approvals and
                 Authorizations

                 Schedule 2.07 - Company Financial Statements

                 Schedule 2.08 - Absence of Material Changes

                 Schedule 2.09 - Litigation

                 Schedule 2.10 - Patents and Trademarks

                 Schedule 2.11 - Material Contracts

                 Schedule 2.12(a) - Owned Real Property

                 Schedule 2.12(b) - Leased Real Property

                 Schedule 2.13 - Taxes

                 Schedule 2.14 - Labor Agreements

                 Schedule 2.15 - Benefit Plans

                 Schedule 2.17 - Product Warranties

                 Schedule 2.18 - Environmental Matters

                 Schedule 2.19 - Insurance

                 Schedule 2.20 - SEC Filings

                 Schedule 5.06 - Conduct of Business

         99 Press release of Bird Corporation dated March 15, 1996 announcing the Merger.